EXHIBIT 10.1.3


                                 FIRST AMENDMENT
                                       TO
                   FIRST AMENDED PORTER LANE INVESTMENTS, INC.
                              CONSULTING AGREEMENT


         THIS FIRST AMENDMENT ("Amendment") is made and entered into as of this the 31st day of July, 2001, by and between Small Town Radio, Inc., a Georgia corporation (hereinafter referred to as the "Company"), its principals and affiliates and Porter Lane Investments, Inc., a Georgia corporation, its principals and affiliates (hereinafter referred to as "Consultant"), and amends the First Amended Consulting Agreement dated the 16th day of April, 2001.

         WHEREAS, Company has requested that Consultant consider termination of the above noted Consulting Agreement as of this date; and

         WHEREAS, Consultant is agreeable to such request under the terms herein noted;

         THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties here to agree as follows:

1. Engagement Term: The term of the Agreement shall terminate as of July 31, 2001.

2. Termination Fee: Company agrees to pay a one time Termination Fee equal to one month's fee under the original agreement, which Termination Fee shall equal Sixteen Thousand Dollars ($16,000).

3. Payment of Monies Due: Company agrees to pay the Termination Fee and all unpaid fees, said unpaid fees approximating Two Hundred and Sixty Four Thousand Dollars ($264,000), due to Consultant not later than the 15th Day of August, 2001.

4. Other: All conditions contained in the prior Consulting Agreement, as amended, between Company and Consultant, such as Confidentiality and Indemnification and Notices, remain in force and effect.

         IN WITNESS WHEREOF the Company and Consultant have caused this Amendment to be executed as the date first written above.

THE COMPANY:                         CONSULTANT:


By:   /s/ Robert S. Vail             By:    /s/ Gerald Sullivan
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Its:    CFO                          Its:      President
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